Exhibit 99.2

scansource

Fiscal Fourth Quarter

2022 Earnings

"Our exceptional fiscal year 2022 performance demonstrates the success of the new ScanSource and faster growth of our recurring revenue. Our hybrid distribution strategy of devices and digital is winning, as evidenced by our 12% net sales growth."

Mike Baur
Chairman and CEO, ScanSource, Inc.

Key Highlights

- **Strong Demand and Outstanding Execution Drives Top Line Growth**
- **Exceeds Full-Year 2022 Outlook for Net Sales Growth and Adj. EBITDA**
- **Hybrid Distribution Strategy of Devices and Digital is Winning**

13% Net Sales Growth and 16% Gross Profit Growth

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales +13% Y/Y $962.3M	**STS, Net Sales +13% Y/Y** $580.6M	**MC&C, Net Sales +13% Y/Y** $381.7M
Gross Profit +16% Y/Y $110.8M, 11.5% margin	**STS, Gross Profit +16% Y/Y** $54.0M, 9.3% margin	**MC&C, Gross Profit +15% Y/Y** $56.8M, 14.9% margin

© ScanSource 2022

Metrics Reflect Operational Excellence

$0.78 per share **Q4**
$3.44 per share **FY22**
GAAP Diluted EPS

4.02% Q4
4.72% FY22
Adjusted EBITDA Margin*

($124M) FY22
Operating Cash Flow
Working capital for growth

$0.91 per share **Q4**
$3.97 per share **FY22**
Non-GAAP Diluted EPS*

$38.7 Q4 +10% Y/Y
$166.7M FY22 +41% Y/Y
Adjusted EBITDA*
FY22 all-time Company record

14.9% Q4
17.0% FY22
Adjusted ROIC*
FY22 Share Repurchases: $18.2M

Solid Financial Foundation for Growth

1.4x net debt to TTM adjusted EBITDA	5.6x inventory turns	Paid for inventory days of (0.8)	68 days sales outstanding
Target range: 1x to 2x	5-qtr range: 5.1x to 6.5x	5-qtr range: (9.4) to (0.5)	5-qtr range: 60 to 69

Fiscal Year 2023 Outlook as of August 23, 2022

At Least 5.5%
Net Sales Growth

At Least $174M
+4% Y/Y
Adjusted EBITDA*

Focused Execution of Value Creation Strategy

- A repositioned company – Innovative hybrid distributor
- Building on specialized technologies
- Differentiated market position
- Attractive financial profile
- Delivering long-term sustainable growth

* Non-GAAP measure; adjusted ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's fourth quarter and fiscal year 2022 news release issued on August 23, 2022, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY23 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, the failure to manage and implement our organic growth strategy, economic weakness and inflation, a failure of our IT systems, a failure to acquire new businesses, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2022, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP SG&A expenses, adjusted EBITDA, adjusted ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 962,283	$ 845,990	$ 864,351	$ 857,311	$ 852,694	14%	13%
Gross profit	$ 110,792	$ 106,508	$ 107,925	$ 101,300	$ 95,778	4%	16%
Gross profit margin %	*11.5 %*	*12.6 %*	*12.5 %*	*11.8 %*	*11.2 %*	*(108) bp*	*28 bp*
SG&A expenses	$ 75,905	$ 66,522	$ 69,433	$ 63,582	$ 64,758	14%	17%
Operating income	$ 27,424	$ 32,917	$ 31,498	$ 30,328	$ 23,283	*(17)%*	*18%*
Operating income %	*2.85 %*	*3.89 %*	*3.64 %*	*3.54 %*	*2.73 %*	*(104) bp*	*12 bp*
Net income	$ 19,947	$ 23,526	$ 23,152	$ 22,073	$ 20,657	*(15)%*	*(3)%*
Diluted EPS	$ 0.78	$ 0.91	$ 0.89	$ 0.86	$ 0.80	*(14)%*	*(3)%*
Select reported Non-GAAP measures: (a)							
Non-GAAP operating income	$ 31,864	$ 37,374	$ 35,892	$ 34,921	$ 28,368	(15)%	12%
Non-GAAP operating income %	*3.31 %*	*4.42 %*	*4.15 %*	*4.07 %*	*3.33 %*	*(111) bp*	*(2) bp*
Non-GAAP net income	$ 23,266	$ 26,879	$ 26,446	$ 25,550	$ 24,522	(13)%	(5)%
Non-GAAP diluted EPS	$ 0.91	$ 1.04	$ 1.02	$ 0.99	$ 0.96	(13)%	(5)%
Adjusted EBITDA	$ 38,672	$ 44,115	$ 42,542	$ 41,394	$ 35,299	(12)%	10%
Adjusted EBITDA %	*4.02 %*	*5.21 %*	*4.92 %*	*4.83 %*	*4.14 %*	*(120) bp*	*(12) bp*
Adjusted ROIC	14.9 %	18.0 %	17.6 %	17.5 %	16.0 %	(310) bp	(110) bp
Operating cash flow (QTR)	$ (78,684)	$ 29,707	$ (18,419)	$ (56,959)	$ 61,345	365%	(228)%
Operating cash flow (TTM)	$ (124,355)	$ 15,674	$ (74,285)	$ (11,417)	$ 116,767	(893)%	*(206)%*

(a) See pages 13 through 15 for the calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 4 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q/Q	Y/Y
Net sales	$ 580,619	$ 503,072	$ 496,920	$ 501,711	$ 515,445	15%	13%
Gross profit	$ 53,994	$ 54,021	$ 52,048	$ 45,694	$ 46,554	—%	16%
Gross profit margin %	*9.3 %*	*10.7 %*	*10.5 %*	*9.1 %*	*9.0 %*	*(144) bp*	*27 bp*
GAAP operating income	$ 15,408	$ 20,623	$ 16,551	$ 14,104	$ 12,011	(25)%	28%
GAAP operating income %	*2.65 %*	*4.10 %*	*3.33 %*	*2.81 %*	*2.33 %*	*(145) bp*	*32 bp*
Add: Intangible amortization expense	$ 1,491	$ 1,491	$ 1,491	$ 1,531	$ 1,610	—%	(7)%
Non-GAAP operating income	$ 16,899	$ 22,114	$ 18,042	$ 15,635	$ 13,621	*(24)%*	*24%*
Non-GAAP operating income %	*2.91 %*	*4.40 %*	*3.63 %*	*3.12 %*	*2.64 %*	*(149) bp*	*27 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 15,408	$ 20,623	$ 16,551	$ 14,104	$ 12,011	(25)%	28%
Plus:							
Depreciation expense	2,089	1,833	1,867	1,868	1,967	*14%*	6%
Intangible amortization expense	1,491	1,491	1,491	1,531	1,610	—%	(7)%
Interest income	325	265	299	305	965	23%	(66)%
Other income/(expense), net	(141)	165	(169)	13	(10)	**nm*	*nm
EBITDA	19,172	24,377	20,039	17,821	16,543	(21)%	16%
Adjustments:							
Share-based compensation expense	1,710	1,659	2,038	1,398	1,325	3%	29%
Adjusted EBITDA (non-GAAP)	$ 20,882	$ 26,036	$ 22,077	$ 19,219	$ 17,868	*(20)%*	*17%*
Adjusted EBITDA (non-GAAP) %	*3.60 %*	*5.18 %*	*4.44 %*	*3.83 %*	*3.47 %*	*(158) bp*	*13 bp*

**nm - percentages are not meaningful*

scansource.com 5 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q/Q	Y/Y
Net sales	$ 381,664	$ 342,918	$ 367,431	$ 355,600	$ 337,249	11%	13%
Gross profit	$ 56,798	$ 52,487	$ 55,877	$ 55,606	$ 49,224	8%	15%
Gross profit margin %	*14.9 %*	*15.3 %*	*15.2 %*	*15.6 %*	*14.6 %*	*(42) bp*	*29 bp*
GAAP operating income	$ 12,016	$ 12,294	$ 14,894	$ 16,307	$ 11,466	(2)%	5%
GAAP operating income %	3.15 %	3.59 %	4.05 %	4.59 %	3.40 %	*(44) bp*	*(25) bp*
Add: Intangible amortization expense	$ 2,949	$ 2,966	$ 2,956	$ 2,978	$ 3,283	(1)%	(10)%
Non-GAAP operating income	$ 14,965	$ 15,260	$ 17,850	$ 19,285	$ 14,749	(2)%	1%
Non-GAAP operating income %	*3.92 %*	*4.45 %*	*4.86 %*	*5.42 %*	*4.37 %*	*(53) bp*	*(45) bp*

Reconciliation of Operating Income to Adjusted EBITDA	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q/Q	Y/Y
GAAP operating income	$ 12,016	$ 12,294	$ 14,894	$ 16,307	$ 11,466	(2)%	5%
Plus:							
Depreciation expense	1,172	1,015	916	1,273	1,231	15%	(5)%
Intangible amortization expense	2,948	2,966	2,955	2,978	3,283	(1)%	(10)%
Interest income	1,035	735	648	721	376	41%	*175%*
Other income/(expense), net	(542)	(28)	(374)	(276)	77	**nm*	**nm*
EBITDA	16,629	16,982	19,039	21,003	16,433	(2)%	1%
Adjustments:							
Share-based compensation expense	1,162	1,098	1,426	1,173	1,003	6%	16%
Adjusted EBITDA (non-GAAP)	$ 17,791	$ 18,080	$ 20,465	$ 22,176	$ 17,436	(2)%	2%
Adjusted EBITDA (non-GAAP) %	*4.66 %*	*5.27 %*	*5.57 %*	*6.24 %*	*5.17 %*	*(61) bp*	*(51) bp*

**nm - percentages are not meaningful*

scansource.com 6 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

Net Sales by Segment:

($ In thousands)	Q4 FY22	Q4 FY21	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 580,619	$ 515,445	12.6 %
Foreign exchange impact (a)	(1,338)	—	
Net sales, constant currency (non-GAAP)	$ 579,281	$ 515,445	12.4 %
Modern Communications & Cloud:			
Net sales, as reported	$ 381,664	$ 337,249	13.2 %
Foreign exchange impact (a)	(4,447)	—	
Net sales, constant currency (non-GAAP)	$ 377,217	$ 337,249	11.9 %
Consolidated:			
Net sales, as reported	$ 962,283	$ 852,694	12.9 %
Foreign exchange impact (a)	(5,785)	—	
Net sales, constant currency (non-GAAP)	$ 956,498	$ 852,694	12.2 %

Net Sales by Geography:

($ in thousands)	Q4 FY22	Q4 FY21	% Change
United States and Canada:			
Net sales, as reported	$ 865,737	$ 771,403	12.2 %
International:			
Net sales, as reported	$ 96,546	$ 81,291	18.8 %
Foreign exchange impact (a)	(5,785)	—	
Net sales, constant currency (non-GAAP)	$ 90,761	$ 81,291	11.6 %
Consolidated:			
Net sales, as reported	$ 962,283	$ 852,694	12.9 %
Foreign exchange impact (a)	(5,785)	—	
Net sales, constant currency (non-GAAP)	$ 956,498	$ 852,694	12.2 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2022 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended June 30, 2021.

scansource.com 7 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - FY

Net Sales by Segment:

	Fiscal year ended June 30,				
($ In thousands)		2022		2021	% Change
Specialty Technology Solutions:					
Net sales, as reported	$	2,082,321	$	1,815,933	14.7 %
Foreign exchange impact (a)		(1,710)		—	
Net sales, constant currency (non-GAAP)	$	2,080,611	$	1,815,933	14.6 %
Modern Communications & Cloud:					
Net sales, as reported	$	1,447,614	$	1,334,873	8.4 %
Foreign exchange impact (a)		(7,115)		—	
Net sales, constant currency (non-GAAP)	$	1,440,499	$	1,334,873	7.9 %
Consolidated:					
Net sales, as reported	$	3,529,935	$	3,150,806	12.0 %
Foreign exchange impact (a)		(8,825)		—	
Net sales, constant currency (non-GAAP)	$	3,521,110	$	3,150,806	11.8 %

Net Sales by Geography:

	Fiscal year ended June 30,				
($ in thousands)		2022		2021	% Change
United States and Canada:					
Net sales, as reported	$	3,173,694	$	2,840,731	11.7 %
International:					
Net sales, as reported	$	356,241	$	310,075	14.9 %
Foreign exchange impact (a)		(8,825)		—	
Net sales, constant currency (non-GAAP)	$	347,416	$	310,075	12.0 %
Consolidated:					
Net sales, as reported	$	3,529,935	$	3,150,806	12.0 %
Foreign exchange impact (a)		(8,825)		—	
Net sales, constant currency (non-GAAP)	$	3,521,110	$	3,150,806	11.8 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2022 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended June 30, 2021.

scansource.com 8 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21
Adjusted return on invested capital (ROIC), annualized (a)	**14.9 %**	**18.0 %**	**17.6 %**	**17.5 %**	**16.0 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 19,947	$ 23,526	$ 23,152	$ 22,073	$ 20,657
Plus:					
Interest expense	1,886	1,483	1,493	1,660	1,643
Income taxes	6,267	9,044	7,257	7,358	2,389
Depreciation and amortization	7,700	7,305	7,229	7,650	8,090
EBITDA	35,800	41,358	39,131	38,741	32,779
Adjustments:					
Acquisition and divestiture costs	—	—	(53)	83	246
Restructuring costs	—	—	—	—	(54)
Share-based compensation	2,872	2,757	3,464	2,570	2,328
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 38,672**	**$ 44,115**	**$ 42,542**	**$ 41,394**	**$ 35,299**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 806,654	$ 768,525	$ 746,094	$ 731,191	$ 690,575
Equity - end of quarter	806,528	806,654	768,525	746,094	731,191
Adjustments:					
Share-based compensation, net	2,134	2,063	2,590	1,922	1,752
Acquisition and divestiture costs	—	—	(53)	83	207
Restructuring, net of tax	—	—	—	—	(40)
Discontinued operations net (income) loss	—	—	(100)	—	(3,053)
Average equity	807,658	788,621	758,528	739,645	710,316
Average funded debt (b)	233,445	205,073	200,708	197,406	177,074
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,041,103**	**$ 993,694**	**$ 959,236**	**$ 937,051**	**$ 887,390**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 9 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - FY

($ in thousands)		FY22		FY21
Adjusted return on invested capital (ROIC), annualized (a)		**17.0 %**		**12.6 %**
Reconciliation of Net Income to Adjusted EBITDA				
Net income from continuing operations - GAAP	$	88,698	$	45,389
Plus:				
Interest expense		6,523		6,929
Income taxes		29,925		12,146
Depreciation and amortization		29,884		33,507
EBITDA		155,030		97,971
Adjustments:				
Share-based compensation		11,663		8,039
Change in fair value of contingent consideration		—		516
Acquisition and divestiture costs		30		2,376
Restructuring costs		—		9,047
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$**	**166,723**	**$**	**117,949**
Invested Capital Calculation				
Equity - beginning of the year	$	731,191	$	678,246
Equity - end of the year		806,528		731,191
Adjustments:				
Share-based compensation, net		8,709		6,052
Change in fair value of contingent consideration, net of tax		—		390
Acquisition and divestiture costs		30		2,337
Restructuring costs, net of tax		—		6,840
Impact of discontinued operations, net of tax		(100)		34,594
Average equity		773,179		729,825
Average funded debt (b)		209,114		202,869
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$**	**982,293**	**$**	**932,694**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 10 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21
Consolidated debt (Q/E)	$ 271,170	$ 181,500	$ 196,866	$ 197,356	$ 143,174
Less:					
Consolidated cash and cash equivalents (Q/E)	(37,987)	(43,539)	(34,123)	(55,491)	(62,718)
Net debt (Q/E)	**$ 233,183**	**$ 137,961**	**$ 162,743**	**$ 141,865**	**$ 80,456**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 19,947	$ 23,526	$ 23,152	$ 22,073	$ 20,657
Plus:					
Interest expense	1,886	1,483	1,493	1,660	1,643
Income taxes	6,267	9,044	7,257	7,358	2,389
Depreciation and amortization	7,700	7,305	7,229	7,650	8,090
EBITDA	35,800	41,358	39,131	38,741	32,779
Adjustments:					
Acquisition and divestiture costs	—	—	(53)	83	246
Restructuring costs	—	—	—	—	(54)
Share-based compensation	2,872	2,757	3,464	2,570	2,328
Adjusted EBITDA (non-GAAP)	$ 38,672	$ 44,115	$ 42,542	$ 41,394	$ 35,299
Adjusted EBITDA, TTM (a)	**$ 166,723**	**$ 163,350**	**$ 151,234**	**$ 138,431**	**$ 117,948**
Net Debt / Adjusted EBITDA, TTM (a)	**1.4x**	**0.8x**	**1.1x**	**1.0x**	**0.7x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 11 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21
Accounts Receivable (Q/E)	$ 729,442	$ 642,384	$ 613,186	$ 589,532	$ 568,984
Days sales outstanding in receivables	68	69	64	62	60
Inventory (Q/E)	$ 614,814	$ 591,396	$ 562,397	$ 493,541	$ 470,081
Inventory turns	5.6	5.1	5.7	6.3	6.5
Accounts payable (Q/E)	$ 714,177	$ 706,359	$ 653,190	$ 602,229	$ 634,805
Paid for inventory days*	(0.8)	(2.9)	(0.5)	(3.2)	(9.4)
Working Capital (Q/E) (AR+INV-AP)	$ 630,079	$ 527,421	$ 522,393	$ 480,844	$ 404,260
Cash conversion cycle	68	66	64	59	51

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 12 August 23, 2022

Operating Income, Net Income & EPS - QTR ($ in thousands) Quarter ended June 30, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs Non-GAAP measure SG&A expenses $ 75,905 $ — $ — $ 75,905 Operating income 27,424 4,440 — 31,864 Net income 19,947 3,319 — 23,266 Diluted EPS $ 0.78 $ 0.13 $ — $ 0.91 Quarter ended March 31, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring cost Non-GAAP measure SG&A expenses $ 66,522 $ — $ — $ 66,522 Operating income 32,917 4,457 — 37,374 Net income 23,526 3,353 — 26,879 Diluted EPS $ 0.91 $ 0.13 $ — $ 1.04 ScanSource, Inc. Earnings Infographic Q4 FY2022 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended December 31, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 69,433	$ —	$ 53	$ 69,486
Operating income	31,498	4,447	(53)	35,892
Net income	23,152	3,347	(53)	26,446
Diluted EPS	$ 0.89	$ 0.13	$ —	$ 1.02

(a) Acquisition and divestiture costs totaled less than ($0.1 million) for the quarter ended December 30, 2021 and are generally nondeductible for tax purposes.

	Quarter ended September 30, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 63,582	$ —	$ (83)	$ 63,499
Operating income	30,328	4,510	83	34,921
Net income	22,073	3,394	83	25,550
Diluted EPS	$ 0.86	$ 0.13	$ —	$ 0.99

(a) Acquisition and divestiture costs totaled $0.1 million for the quarter ended September 30, 2021 and are generally nondeductible for tax purposes.

	Quarter ended June 30, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 64,758	$ —	$ (246)	$ 64,512
Operating income	23,283	4,893	192	28,368
Net income	20,657	3,698	167	24,522
Diluted EPS	$ 0.80	$ 0.14	$ 0.01	$ 0.96

(a) Acquisition and divestiture costs totaled $0.2 million for the quarter ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.1 million for the quarter ended June 30, 2021.

scansource.com 14 August 23, 2022

ScanSource, Inc.
Earnings Infographic
Q4 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - FY

($ in thousands)

Fiscal year ended June 30, 2022

	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 275,442	$ —	$ (30)	$ 275,412
Operating income	122,167	17,853	30	140,050
Net income	88,698	13,412	30	102,140
Diluted EPS	$ 3.44	$ 0.52	$ —	$ 3.97

(a) Acquisition and divestiture costs totaled less than $1.0 million for the fiscal year ended June 30, 2022 and are generally nondeductible for tax purposes.

Fiscal year ended June 30, 2021

	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 247,438	$ —	$ (2,376)	$ 245,062
Operating (loss) income	61,483	19,488	11,634	93,121
Net (loss) income	45,389	14,753	9,336	69,868
Diluted EPS	$ 1.78	$ 0.58	$ 0.36	$ 2.74

(a) Acquisition and divestiture costs totaled $2.4 million for the fiscal year ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $9.3 million for the fiscal year ended June 30, 2021.

scansource.com
15
August 23, 2022

FY23 Annual Financial Outlook Reconciliation FY23 Outlook GAAP, operating income At least $132 million Intangible amortization $17 million Depreciation expense $12 million Share-based compensation expense $12 million Interest income and other income (expense), net $1 million Adjusted EBITDA (non-GAAP) At least $174 million ScanSource, Inc. Earnings Infographic Q4 FY2022 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 16 August 23, 2022